UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010 (July 14, 2010)

Magellan Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-16335

DE	73-1599053
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Williams Center, Tulsa, OK 74172

(Address of principal executive offices, including zip code)

(918) 574-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 14, 2010, Magellan Midstream Partners, L.P. (the “Partnership”), Magellan GP, LLC, Magellan OLP, L.P., Magellan Operating GP, LLC, Magellan Pipeline Company, L.P., Magellan Pipeline Terminals, L.P. and Magellan Pipeline GP, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, each acting on behalf of itself and collectively as the managers of RBC Capital Markets Corporation and UBS Securities LLC (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of 5,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $46.65 per Common Unit. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 750,000 Common Units at the same price, which option was exercised by the Underwriters on July 15, 2010 by written notice to the Partnership. The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain of the Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursements. Affiliates of the Underwriters are lenders under the Partnership’s revolving credit facility and could receive a portion of the proceeds from this offering pursuant to the repayment of borrowings under that revolving credit facility. Affiliates of certain of the Underwriters have provided commitments to the Partnership’s 364-day credit facility.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of July 14, 2010 among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan OLP, L.P., Magellan Operating GP, LLC, Magellan Pipeline Company, L.P., Magellan Pipeline Terminals, L.P. and Magellan Pipeline GP, LLC, and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as managers of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

Date: July 16, 2010	By:	/s/ Suzanne H. Costin
Suzanne H. Costin
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of July 14, 2010 among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan OLP, L.P., Magellan Operating GP, LLC, Magellan Pipeline Company, L.P., Magellan Pipeline Terminals, L.P. and Magellan Pipeline GP, LLC, and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as managers of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).